SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 24, 2003

(Date of Report; Date of Earliest Event Reported)

AXT, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24085	94-3031310

(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive, Fremont, California	94538

(address of principal executive offices)	(Zip Code)

(510) 683-5900

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

     On June 24, 2003, the Company issued a press release, attached hereto as Exhibit 99.1, where it announced that it will discontinue the majority of its unprofitable opto-electronics production.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: June 25, 2003	By:	/s/	Morris S. Young Morris S. Young President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated June 24, 2003.